UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

XL GROUP Public Limited Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

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ANNUAL GENERAL MEETING INFORMATION	000004

ENDORSEMENT_LINE ________________ SACKPACK ________________		000000000.000000 ext 000000000.000000 ext

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Time, on April 25, 2013.

Vote by Internet
• Go to www.envisionreports.com/XL
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card	1234 5678 9012 345

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1.	To elect the following Class III Directors to hold office until 2016:

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	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Joseph Mauriello	☐	☐	☐	02 - Eugene M. McQuade	☐	☐	☐	03 - Clayton S. Rose	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP to act as the independent auditor of XL Group plc for the year ending December 31, 2013, and to authorize the Audit Committee of the Board of Directors to determine PricewaterhouseCoopers LLP’s remuneration:	☐	☐	☐	3.	To provide a non-binding, advisory vote approving XL Group plc’s executive compensation:	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — XL Group plc

Notice of 2013 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting — April 26, 2013

Michael S. McGavick and Kirstin Gould, or any of them, each with the power of substitution, are hereby authorized to represent and vote the ordinary shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Ordinary Shareholders of XL Group plc to be held on April 26, 2013 at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland, at 8:30 a.m. local time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3. This proxy will revoke any previously executed proxy granted with respect to the 2013 Annual General Meeting.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

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ENDORSEMENT_LINE______________ SACKPACK____________

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DESIGNATION (IF ANY)
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Vote by Internet
• Go to www.envisionreports.com/XL
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Shareholder Meeting Notice	1234 5678 9012 345

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the XL Group plc Annual General Meeting of Shareholders to be Held on April 26, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual General Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual General Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at:

www.envisionreports.com/XL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. You must use the number in the shaded box above when voting.
Step 1: Go to www.envisionreports.com/XL to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 18, 2013 to facilitate timely delivery.

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Shareholder Meeting Notice

XL Group plc’s Annual General Meeting will be held on April 26, 2013 at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland, at 8:30 a.m. local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3:

1.	To elect, by separate resolutions, three Class III Directors to hold office until 2016. Nominees: Joseph Mauriello, Eugene M. McQuade, Clayton S. Rose

2.

To ratify the appointment of PricewaterhouseCoopers LLP to act as the independent auditor of XL Group plc for the year ending December 31, 2013, and to authorize the Audit Committee of the Board of Directors to determine PricewaterhouseCoopers LLP’s remuneration.

3.	To provide a non-binding, advisory vote approving XL Group plc’s executive compensation.

Only the holders of record of XL Group plc Ordinary Shares on March 6, 2013 are entitled to notice of and to vote at the meeting. If you were a shareholder as of the record date, you may attend the Annual General Meeting and vote in person. Shareholders may contact Georgeson at 1-866-391-7007 to obtain directions to the Annual General Meeting.

During the meeting, Management will present XL Group plc’s Irish Statutory Accounts for the fiscal year ended December 31, 2012.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice along with personal identification to the Meeting.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/XL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to proxymaterial@georgeson.com with “Proxy Materials XL Group plc” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 18, 2013.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the			B A R C O D E
Shareholder Meeting to Be Held on April 26, 2013

Meeting Information

XL GROUP PLC	Meeting Type: Annual Meeting
For holders as of: March 06, 2013
Date: April 26, 2013 Time: 8:30 AM LST
	Location:	The Merrion Hotel
Upper Merrion Street
BROKER LOGO HERE		Dublin 2 Ireland

You are receiving this communication because you hold shares in the above named company.
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4	We encourage you to access and review all of the important information contained in the proxy materials before voting.
Investor Address Line 5
John Sample	See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report on Form 10-K for the year ended December 31, 2012

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

Nominees

1.1	Joseph Mauriello

1.2	Eugene M. McQuade

1.3	Clayton S. Rose

The Board of Directors recommends you vote FOR the following proposal(s):

2

To ratify the appointment of PriceWaterhouseCoopers LLP to act as the independent auditor of XL Group plc for the year ending December 31, 2013, and to authorize the Audit Committee of the Board of Directors to determine PricewaterhouseCoopers LLP’s remuneration:

3	To provide a non-binding, advisory vote approving XL Group plc’s executive compensation:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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